Santander Holdings USA, Inc. Fixed Income Investors Update August 20, 2013

2 Disclaimer Banco Santander, S.A. (“Santander”), Santander Holdings USA, Inc. (“SHUSA”), and Sovereign Bank, N.A. (“Sovereign”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2012 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. Nothing in this presentation constitutes investment, legal, accounting, or tax advice, or a representation that any investment or strategy is suitable or appropriate to your individual circumstances, or otherwise constitutes a personal recommendation to you. Recipients of this presentation should obtain advice based on their own individual circumstances from their own tax, financial, legal, and other advisers before making an investment decision, and only make such decisions on the basis of the investor’s own objectives, experience, and resources. In making this presentation available, Santander, SHUSA, and Sovereign give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Santander, SHUSA, or Sovereign, or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. Note: Nothing in this presentation should be construed as a profit forecast. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied, is made regarding performance. Information, opinions, and estimates contained in this presentation reflect a judgment at its original date of publication by Santander, SHUSA, and Sovereign, and are subject to change without notice. Santander, SHUSA, and Sovereign have no obligation to update, modify, or amend this presentation or to otherwise notify a recipient thereof in the event that any information, opinion, or estimate set forth herein changes or subsequently becomes inaccurate. This presentation is provided for information purposes only.

3 3 Footprint 1. Source FDIC Market Share of branches; data as of June 2012 (published on annual basis in October) Santander Holdings USA, Inc. (SHUSA) • On January 26, 2012 SHUSA became a bank holding company • Regulated by the Federal Reserve Bank • Headquartered in Boston, MA • Wholly-owned by Banco Santander, S.A. • SEC registered • Sovereign Bank, N.A. (Sovereign) is its main subsidiary: • 718 branches / 2,099 ATMs / 8,383 employees (FTEs) • $76.4B assets • $50.2B deposits • $12.8B equity • SHUSA has a significant equity investment in Santander Consumer USA, Inc. (SCUSA): • Formed in 1995 • Consumer finance and loan servicer with nationwide presence • SCUSA was deconsolidated from SHUSA’s balance sheet effective December 31, 2011 and is now reflected as an equity method investment • As of 2Q13, SHUSA owned approximately 65% of SCUSA Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 7.0% 4 Pennsylvania 170 2.7% 9 New Jersey 152 3.1% 7 New York 75 0.8% 17 Rhode Island 32 4.4% 6

4 4 SHUSA: 2Q2013 Highlights Sustained Improvement in Asset Quality NPLs and Criticized Balances declined -7% and -28% respectively YOY Net Interest Margin Improved During 1H13 YOY pre-tax income and net income increased 26% and 15% respectively Solid Capital Ratios Well-positioned for transition to Final Basel III rules Continued to Reposition Balance Sheet Increased asset sensitivity, lowered cost of deposits & reduced wholesale funding Appointed New Chief Executive Officer Román Blanco elected CEO of SHUSA and Sovereign Bank1 1Effective as of 7/16/2013 for SHUSA and 7/31/2013 for the Bank; see press release dated July 16, 2013 for more information (www.sovereignbank.com/companyinfo/media_center/news_releases/company.asp)

5 5 SHUSA: Profitability During 1H13 YOY pre-tax income and net income increased 26% and 15% respectively 2  See Appendix for Non-GAAP-to-GAAP reconciliation of Pre-Tax Pre-Provision Income  See SHUSA Forms 8K filed 9/13/2012 and 11/26/2012 for detail on 3Q12 PIERS litigation reserve  See SHUSA Form 10K - 2012 filed 3/15/2013 for detail on 4Q12 significant other expense items Net Interest Income ($Mn) Pre-Tax Pre-Provision Income ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) * Non-GAAP pro-forma figures exclude the following expenses: 3Q12 PIERS litigation reserve and 4Q12 PIERS tender costs, Hurricane Sandy expenses, FHLB advance termination expense, and foreclosure settlement review costs. See Appendix for Reconciliation of 4Q12 Non-GAAP pro-forma figures. 370 325 22 130 405 233280* 237* 0 200 400 600 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 431 424 418 401 396 385 2.55% 2.47% 2.40% 2.30% 2.28% 2.32% 0 200 400 600 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 NII Net Interest Margin 267 217 (49) 19 388 223 209* 151* -100 0 100 200 300 400 500 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 229 184 29 120 285 188186* 199* 0 100 200 300 400 500 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

6 6 12% 10% 5% 23% 17% 13% 3% 4% 13% SHUSA: Balance Sheet 2Q13 19% 16% 12% 9% 13% 8% 5%4% 10% 4% Noninterest- Bearing Demand Deposits Investments SCUSA Equity Investment C&I CRE Residential Mortgage Other Loans Other Assets GW & Intangibles Home Equity Multi-Family $79.2BN Assets $65.8BN Liabilities $13.5BN Equity Interest-Bearing Demand Deposits LT Debt Equity Other Liab. FHLB Money Market Certificates of Deposit Savings Through 2Q13, SHUSA continued to reposition the balance sheet All balances as of 06/30/2013 as reported in 10-Q 4Q12: Investments 23% & FHLB 15%

7 7 $3,868 $3,750 $3,657 $3,397 $2,827 $2,710 7.40% 7.09% 6.90% 6.38% 5.39% 5.38% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Criticized Balances Criticized Ratio Criticized Balances2 $1,253 $1,127 $1,191 $1,176 $1,110 $1,048 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Non-Performing Loans1 Annualized Net Charge off Ratio Sovereign Bank: Asset Quality $ MM-16% 1NPLs = Nonaccruing loans plus accruing loans past due 90+ days; *NPLs increased 3Q12 due to OCC rule BK7 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD loans Credit metrics continue to improve $ MM Annualized NCO = Quarterly NCO*4 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC * Delinquency3 0.99% 0.45%0.45% 0.77% 1.11%1.01% 0.58% 0.74%0.79% 1.11% 0.91% 1.00% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Sovereign Large Banks** 0.93% 0.80%0.79% 1.02%0.92%0.97% 1.35% 1.50% 1.68%1.64%1.59% 1.81% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Sovereign Large Banks**

8 8 Texas Ratio1 Reserve Coverage (ALLL/NPL2) Non-Performing Loan Ratio Sovereign Bank: Asset Quality 1See Appendix for Non-GAAP measure reconciliation of Texas Ratio 2NPLs = Nonaccruing loans plus accruing loans past due 90+ days **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC Improving trend brings credit metrics in line with large bank peers ALLL to Total Loans 13.4% 11.0%11.4%12.1%12.4%11.9% 23.7%24.8%25.8% 26.2%26.3% 28.8% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Sovereign Large Banks** 2.1% 2.3% 2.2% 2.1% 2.1% 2.4% 2.5% 2.4% 2.4% 2.3% 2.2% 2.0% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Sovereign Large Banks** 2.07% 1.84%1.85%1.90% 1.85%1.99% 1.66%1.73%1.81% 1.92%2.05%2.13% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Sovereign Large Banks** 86.3% 88.2%87.5%86.2%82.3% 93.6% 90.9%89.3%91.2%91.3% 97.3%94.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Sovereign Large Banks**

9 CRE2 & Multi-Family Mortgages C&I Outstandings NPL* to Total Loans Net Charge-Offs** 1See Appendix for graph of NPL-to-Total Loans and NCOs ratios for All Other Loans 2CRE includes $2.5 BN of owner-occupied real estate *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12-month average for that quarter and the prior 3 quarters Sovereign Bank: Asset Quality1 US $ Billions Home Equity

10 10 Average Total Deposit Balances1 ($Mn) Sovereign Bank: Deposits 1Represents average quarterly balances Average Non Maturity Deposit Balances1 ($Mn)  Continued to lower cost of deposits through disciplined pricing  Loan-to-Deposit ratio declined to 100% from 108% in 2Q12 $49,246 $49,747 $49,348 $51,084 $50,939 $50,345 0.48% 0.47% 0.48% 0.49% 0.45% 0.43% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Total Deposits Avg. Interest Cost $38,171 $37,912 $37,107 $38,206 $38,532 $39,201 0.28% 0.28% 0.27% 0.28% 0.26% 0.25% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Non Maturity Deposit Balances Avg. Interest Cost

11 11 Debt Maturity by Funding Type (June 30, 2013) 2013 … 2015 2016 … 2020 … 2034 2036 Perp SHUSA: Debt Profile SubDebt To Parent PIERS (Conv Trust Pref) Trust Pref $150 Pref Stock Sr Debt Trust Pref $76 $477 $226 $750 $476 $200 US$ in millions $600 Sr Debt Comfortable debt profile supports liability management initiatives $800 Dec’12 tender Oct’12 tender $390

12 12 SHUSA: Capital Ratios See Appendix for Non-GAAP to GAAP reconciliation of capital ratios Well-positioned for transition to Final Basel III rules Total Risk-Based Tier 1 Common Risk-Based Tier 1 Leverage Tier 1 Risk-Based 12.5% 12.6% 12.4% 12.4% 13.0% 13.7% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 11.1% 11.2% 11.0% 10.8% 11.1% 11.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 13.5% 13.5% 13.3% 13.1% 13.7% 14.4% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 16.0% 16.0% 15.8% 15.6% 16.0% 16.5% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13

13 3 4 1 Refurbishment in all branches with over 7,000 signs to be updated 2 New public website New ATMs rollout with enhanced capabilities 2013 2H Priorities Rebranding effective October 17, 2013 Rebranding from Sovereign to Santander

14 Strong Balance Sheet Right Regulatory Framework Conclusion Charter Change Committed to Franchise Development Continued Improvement in Asset Quality Improving NIM With Balance Sheet Repositioning Maintain Ample Liquidity Position Strong Tier 1 Common Capital Base Rebranding to Santander on October 17, 2013 Building a leading retail and commercial franchise SHUSA is well positioned to succeed in the second phase of its transformation

Appendix

16 SHUSA Trended Statement of Operations (US $ Millions) 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Net interest income 431$ 424$ 418$ 401$ 396$ 385$ Fees & other income 160 145 143 162 164 183 Equity Investment Income 157 107 107 58 182 113 Other non interest income 16 61 - 25 74 (41) Net revenue 764 737 668 646 816 640 G & A expense (356) (378) (355) (392) (380) (379) Other expenses (38) (33) (290) (124) (31) (28) Provisions for credit losses (103) (108) (71) (111) (17) (10) Income/(loss) before taxes 267 217 (49) 19 388 223 Income tax (expense)/benefi (38) (33) 78 101 (103) (35) Net income/(loss) 229$ 184$ 29$ 120$ 285$ 188$ 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Net interest margin 2.55% 2.47% 2.40% 2.30% 2.28% 2.32%

17 SHUSA: Average Balance Sheet Quarterly Averages (US $ millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 18,414$ 2.10% 20,915$ 2.12% (2,501)$ -0.02% 19,325$ 2.27% Loans (non-run off portfolio) 50,312 3.86% 51,246 3.84% (934) 0.02% 50,821 4.11% Loans (run off portfolio) 974 5.93% 1,099 5.91% (125) 0.02% 1,696 5.83% Allowance for loan losses (956) --- (1,015) --- 59 --- (1,076) --- Other assets 11,799 --- 12,129 --- (330) --- 12,110 --- TOTAL ASSETS 80,543$ 2.96% 84,374$ 2.93% (3,831)$ 0.03% 82,876$ 3.17% Interest-bearing demand deposits 9,431 0.14% 9,338 0.16% 93 -0.02% 9,221 0.16% Noninterest-bearing demand deposits 7,860 --- 7,827 --- 33 --- 7,758 --- Savings 3,889 0.14% 3,829 0.13% 60 0.01% 3,812 0.18% Money market 17,595 0.44% 17,208 0.47% 387 -0.03% 16,767 0.49% Certificates of deposit 11,145 1.07% 12,407 1.05% (1,262) 0.02% 11,836 1.09% Borrowed funds 14,989 3.84% 18,167 3.27% (3,178) 0.57% 18,456 3.49% Other liabilities 2,013 --- 2,222 --- (209) --- 2,017 --- Equity 13,621 --- 13,376 --- 245 --- 13,009 --- TOTAL LIABILITIES & SE 80,543$ 0.98% 84,374$ 0.98% (3,831)$ 0.00% 82,876$ 1.06% NET INTEREST MARGIN 2.32% 2.28% 0.04% 2.47% 2Q13 1Q13 Change 2Q12

18 Sovereign Bank: Quarterly Trended Statement of Operations (US$ in Millions) 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Net interest income 471$ 463$ 456$ 443$ 435$ 425$ Fees & other income 160 145 143 163 164 182 Other non-interest income/(loss) 15 61 - 24 74 (41) Net revenue 646 669 599 630 673 566 General & administrative expenses (349) (371) (347) (380) (373) (372) Other expenses (46) (38) (39) (71) (37) (34) Provisions for credit losses (103) (108) (71) (111) (17) (10) Income before taxes 148 152 142 68 246 150 Income tax (expense)/benefit (30) (26) (19) 2 (70) (44) Net income 118$ 126$ 123$ 70$ 176$ 106$ 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Net interest margin 2.80% 2.70% 2.61% 2.53% 2.50% 2.55%

19 Sovereign Bank: Average Balance Sheet (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 18,374$ 2.10% 20,875$ 2.12% (2,501)$ -0.02% 19,286$ 2.27% Loans (non run-off portfolio) 50,313 3.86% 51,246 3.84% (933) 0.02% 50,819 4.11% Loans (run-off portfolio) 974 5.93% 1,099 5.91% (125) 0.02% 1,696 5.83% Allowance for loan losses (957) --- (1,015) --- 58 --- (1,076) --- Other assets 9,070 --- 9,395 --- (325) --- 9,678 --- TOTAL ASSETS 77,774$ 3.07% 81,600$ 3.03% (3,826)$ 0.04% 80,403$ 3.26% Interest-bearing demand deposits 9,431 0.14% 9,337 0.16% 94 -0.02% 9,221 0.16% Noninterest-bearing demand deposits 7,890 --- 7,864 --- 26 --- 8,223 --- Savings 3,889 0.14% 3,829 0.13% 60 0.01% 3,812 0.18% Money market 17,991 0.43% 17,502 0.47% 489 -0.04% 16,655 0.50% Certificates of deposit 11,145 1.07% 12,407 1.05% (1,262) 0.02% 11,836 1.09% Borrowed funds 12,419 3.35% 15,598 2.79% (3,179) 0.56% 15,778 3.07% Other liabilities 1,955 --- 2,130 --- (175) --- 2,100 --- Equity 13,054 --- 12,933 --- 121 --- 12,778 --- TOTAL LIABILITIES & SE 77,774$ 0.81% 81,600$ 0.82% (3,826)$ -0.01% 80,403$ 0.89% NET INTEREST MARGIN 2.55% 2.50% 0.05% 2.70% 2Q13 2Q121Q13 Change Quarterly Averages

20 20 Rating Agencies SOVEREIGN Text Moody’s S&P Fitch LT Senior Debt Baa1 BBB BBB ST Deposits P-2 A-2 F-2 Outlook Stable Negative Negative SHUSA Moody’s S&P Fitch Baa2 BBB BBB P-2 A-2 F-2 Negative Negative Negative  On October 16, 2012, S&P lowered Santander’s ratings by 2 notches (from A-/A-2 to BBB/A-2)  On October 16, 2012 S&P lowered SHUSA’s and Sovereign Bank’s ratings by 1 notch (from BBB+/A-2 to BBB/A-2). S&P did not change SHUSA’s or Sovereign’s Stand Alone Credit Profile (SACP) rating  On October 26, 2012, following its affirmation of its ratings on Spain, Moody’s affirmed its ratings on Santander  On October 26, 2012, Moody’s affirmed SHUSA’s and Sovereign Bank’s ratings. In addition, Sovereign’s Outlook was returned to stable June 30, 2013  Sovereign Bank’s outlook returned to stable by Moody’s in October 2012  No rating actions since October 20121 1See Moody’s Credit Focus release on Sovereign Bank ratings dated 6/17/2013

21 21 SHUSA: Reconciliation of 4Q12 Non-GAAP Pro-forma Profitability (US$ in Millions) Actual 4Q12 Non-GAAP Pro-forma 4Q12 Significant Other Expense Item Adjustments Pre-Provision Net Revenue $130 $130 - +$47 PIERS tender offer costs - +$36 FHLB advance termination expense - +$8 Hurricane Sandy expenses - +$16 Foreclosure review settlement costs Pre-Provision Net Revenue $130 $237 Provisions for credit losses -$111 -$111 - +$25 Hurricane Sandy related Provisions for Credit Losses Pre-Tax Income $19 $151 Income tax benefit $101 $101 - -$53 Reduced tax benefit without extraordinary items Net Income $120 $199

22 Other Loans2 Outstandings NPL* to Total Loans Net Charge-Offs** 1Other Loans = CCRC, Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, CEVF, SFC, & RDM Run-off 2NPLs increased 3Q12 due to OCC rule BK7 *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12-month average for that quarter and the prior 3 quarters Sovereign Bank: Asset Quality – Other Loans1 US $ Billions

23 23 SHUSA: Reconciliation of Non-GAAP measures 1 Total assets adjusted for intangible assets and other regulatory deductions $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported 267$ 217$ (49)$ 19$ 388$ 223$ Add back: Provision for credit losses 103 108 71 111 17 10 Pre-Tax Pre-Provision Income 370$ 325$ 22$ 130$ 405$ 233$ Tier 1 Common to Risk Weighted Assets Tier 1 Common 7,922$ 8,105$ 8,023$ 8,076$ 8,368$ 8,578$ Risk Weighted Assets 63,155 64,422 64,902 64,959 64,204 62,557 Ratio 12.5% 12.6% 12.4% 12.4% 13.0% 13.7% Tier 1 Leverage Tier 1 Capital 8,510$ 8,690$ 8,608$ 8,497$ 8,789$ 8,999$ 76,955 77,929 78,569 78,771 79,277 75,559 Ratio 11.1% 11.2% 11.0% 10.8% 11.1% 11.9% Average total assets for leverage capital purposes (1)

24 SHUSA: Reconciliation of Non-GAAP measures (cont.) $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Tier 1 Risk Based Tier 1 Capital 8,510$ 8,690$ 8,608$ 8,497$ 8,789$ 8,999$ Risk Weighted Assets 63,155 64,422 64,902 64,959 64,204 62,557 Ratio 13.5% 13.5% 13.3% 13.1% 13.7% 14.4% Total Risk Based Risk Based Capital 10,102$ 10,289$ 10,223$ 10,117$ 10,248$ 10,340$ Risk Weighted Assets 63,155 64,422 64,902 64,959 64,204 62,557 Ratio 16.0% 16.0% 15.8% 15.6% 16.0% 16.5%

25 Sovereign Bank: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 59,994 Ratio 13.0% 12.9% 12.8% 12.9% 13.4% 13.8% Tier 1 Leverage Tier 1 Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ 74,386 75,434 76,050 76,277 76,707 72,991 Ratio 10.6% 10.6% 10.5% 10.5% 10.7% 11.4% Tier 1 Risk Based Tier 1 Capital 7,871$ 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 59,994 Ratio 13.0% 12.9% 12.8% 12.9% 13.4% 13.8% Total Risk Based Risk Based Capital 9,133$ 9,241$ 9,283$ 9,311$ 9,509$ 9,466$ Risk Weighted Assets 60,537 61,574 62,330 62,411 61,547 59,994 Ratio 15.1% 15.0% 14.9% 14.9% 15.4% 15.8% Average total assets for leverage capital purposes (1)

26 Sovereign Bank: Non-GAAP to GAAP Reconciliations (cont.) $ Millions 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 Sovereign Bank Texas Ratio Total Equity 12,646$ 12,721$ 12,868$ 12,849$ 12,938$ 12,795$ Less: Goodwill and CDI, net of Deferrred Tax Liability (3,501) (3,522) (3,547) (3,566) (3,544) (3,532) Tangible Common Equity 9,145$ 9,199$ 9,321$ 9,283$ 9,394$ 9,263$ Nonperforming Assets 1,371$ 1,216$ 1,274$ 1,242$ 1,180$ 1,113$ Allowance for loan losses 1,082$ 1,056$ 980$ 1,013$ 971$ 925$ 90+ DPD accruing 4$ 3$ 2$ 3$ 3$ 3$ Texas Ratio 13.44% 11.89% 12.39% 12.09% 11.41% 10.95%